HIGHLAND FUNDS I

Highland/iBoxx Senior Loan ETF (the “Fund”)

Supplement dated May 2, 2022 to the Fund’s Statement of Additional Information (the “SAI”), dated October 31, 2021, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective May 1, 2022, the following will replace the information pertaining to the Independent Trustees and the Interested Trustee in the table under the “Management of the Trust” section beginning on page 25 of the SAI:

Name, Date of Birth, Position(s) with the Trust and Length of Time Served, Term of Office[1] and Number of Portfolios in the Highland Fund Complex Overseen by the Trustees	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees Dr. Bob Froehlich (4/28/1953) Trustee since December 2013; Indefinite Term 9 funds

Retired.

Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Sports Enterprise, Inc. (since January 2013); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).

Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Ethan Powell (6/20/1975) Trustee since December 2013; Indefinite Term; Chairman of the Board since December 2013. 9 funds

Principal and CIO of Brookmont Capital Management, LLC since May 2020; CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; and Director of Kelly Strategic Management since August 2021.

Trustee of Impact Shares Funds I Trust

Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Name, Date of Birth, Position(s) with the Trust and Length of Time Served, Term of Office[1] and Number of Portfolios in the Highland Fund Complex Overseen by the Trustees	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Bryan A. Ward (2/4/1955) Trustee since inception in 2006; Indefinite Term. 9 funds	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014. Director of Equity Metrix, LLC	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Pamela Corrie (1/1/1958) Trustee since January 2022; Indefinite Term. 8 funds

Managing Director of Carl Marks Advisors since February 2018; Vice President of Strategic Planning of BVS Acquisition Co.LLC (from September 2020 to December 2021); Independent Manager of YouFit Health Clubs (from May 2020 to October 2021); Chief Restructuring Officer of ABC Carpet and Home (from June 2017 to May 2019); and Managing Director and Chief Executive Officer of Epiq Systems (from April 2015 to November 2016).

Director of Prescient Co Inc. since November 2021; Director of AM Castle since February 2021; Director of Katerra, Inc. (from September 2020 to October 2021); Director of Le Tote/Lord & Taylor (from March 2020 to March 2021); Director of Tempel Steel Company (from June 2020 to February 2021); Director of Pier 1 Imports, Inc. (from January 2020 to October 2020); Director of Sustainable Restaurant Group (from April 2020 to September 2020); and Director of Tristrata Group (from May 2019 to July 2019).

Significant experience on other boards of directors; significant managerial and executive experience; significant legal and restructuring experience.

Dorri McWhorter (6/30/1973) Trustee since May 2022; Indefinite Term. 8 funds

President & CEO, YMCA of Metropolitan Chicago (2021-Present); Chief Executive Officer, YWCA Metropolitan Chicago (2013-2021); Partner, Crowe LLP (2008 to 2013).

Board Director of William Blair Funds (since 2019); Board Director of Skyway Concession Company, LLC (since 2018); Board Director of Illinois CPA Society (2017-2022); Board Director of Lifeway Foods, Inc. (since 2020); Board Director of Green Thumb Industries, Inc. (since 2022), Board Director of American Institute of Certified Public Accountants (2013 to 2016); Member of Financial Accounting Standards Advisory Council (since 2021).

Significant managerial and executive experience, including experience as president and chief executive officer; significant background and experience in financial accounting; significant experience on other boards of directors, including for other registered investment companies.

Name, Date of Birth, Position(s) with the Trust and Length of Time Served, Term of Office[1] and Number of Portfolios in the Highland Fund Complex Overseen by the Trustees	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Interested Trustee John Honis[2] (6/16/1958) Trustee since July 2013; Indefinite Term. 9 funds	President of Rand Advisors, LLC since August 2013. Manager of Turtle Bay Resort, LLC (August 2011 – December 2018).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

[1]

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

[2]	Mr. Honis is treated as an Interested Trustee of the Trust effective January 28, 2020. From May 1, 2015 to January 28, 2020, Mr. Honis was treated as an Independent Trustee of the Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

HFI-SNLN-SUPP-0522